SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[ ]   Preliminary Information Statement    [ ]  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14c-5(d)(2))
[X]   Definitive Information Statement

                   Jupiter Marine International Holdings, Inc.
                   -------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)      Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)      Proposed maximum aggregate value of transaction:

    (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                   Jupiter Marine International Holdings, Inc.
                              3391 S.E. 14th Avenue
                         Port Everglades, Florida 33316

                              INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     GENERAL

         This Information Statement is being furnished to the stockholders of Jupiter Marine International Holdings, Inc., a Florida corporation (the "Company"), in lieu of an Annual Meeting in connection with the following proposals (the "Proposals"):

         1. To elect 3 members to the Company's Board of Directors to hold office until the Company's annual meeting of stockholders to be held in 2005 and until their successors are duly elected and qualified;

         2. To ratify the appointment of Spicer, Jeffries LLP as independent auditors of the Company for the fiscal year ending July 31, 2004.


         This Information Statement is being sent in lieu of an annual meeting. The Company has adopted the Proposals by the written consent of stockholders holding a majority of the voting power of the Company.

         At a meeting of the Board of Directors held on December 22, 2003, a majority of the members of the Company's Board of Directors approved and recommended that the Proposals be accepted. The Company's stockholders holding a majority of the voting power of the Company approved the Proposals, pursuant to a written consent dated January 6, 2004. The Company anticipates that the effective date of the Proposals will occur on February 2, 2004 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

         The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section
607.0704 of the Florida Business Corporation Act (the "FBCA") and the Company's Bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

         Carl Herndon and Lawrence Tierney beneficially own in the aggregate 4,986,409 shares of common stock of the Company, representing approximately 60% of the voting power of the Company, gave their written consent to the Proposals described in this Information Statement on January 6, 2004. It is proposed that this Information Statement will be first sent to the stockholders on or about January 9, 2004. The record date established by the Company for purposes of determining the number of outstanding shares of common stock of the Company, and thus the voting power, is January 6, 2004 (the "Record Date").

         The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters' rights under the FBCA are afforded to the Company's stockholders as a result of the adoption of the Proposals.

OUTSTANDING VOTING STOCK OF THE COMPANY

         As of the Record Date, there were 8,309,718 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Carl Herndon and Lawrence Tierney have voted an aggregate 4,986,409 shares of common stock in favor of the Proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each officer of the Company; and (iv) all directors and executive officers of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. The information below includes certain shares of common stock underlying outstanding warrants and shares of Series A, B and C Preferred Stock, however, such shares are excluded from determining voting power. Unless otherwise indicated, the business address of each person listed is 3391 S.E. 14th Avenue, Port Everglades, Florida 33316.

                                                  Shares                          Percent of
Name                                        Beneficially Owned                Shares Outstanding
----                                        ------------------                ------------------
Carl Herndon                                  4,967,220(1)                             55.5%

Lawrence Tierney                                916,064(2)                             10.7%

Carlo Corzine                                   250,600(3)                              2.9%
225 N.E. Mizner Blvd., 4th Floor
Boca Raton, FL 33432

Kerry D. Clemmons(4)                            125,000(4)                              1.5%

All executive officers and
directors as a group
(3 persons)                                   6,256,384(1)(2)(3)                       69.0%

------------

(1) Includes (i) 46,875 shares of Common Stock issuable upon the conversion of 12,500 shares of Series A Convertible Preferred Stock and 3,125 shares of Series B Preferred Stock and (ii) 600,000 shares of Common Stock issuable upon the exercise of options at exercise prices between $.50 and $1.00 per share expiring July 27, 2006.

(2) Includes 250,000 shares of Common Stock issuable upon the exercise of options at exercise prices between $.50 and $1.00 per share expiring July 27, 2006.

(3) Includes 112,500 shares of Common Stock underlying warrants exercisable at $.48 per share until February 2004 and 128,100 shares of Common Stock underlying warrants exercisable at $.60 per share until October 2004. The warrants were originally issued by the Company to Sterling Financial Investment Group.

(4) Director nominee. Shares not included in calculating beneficial ownership of all executive officers and directors as a group as of the Record Date.

                                   Proposal 1

                              ELECTION OF DIRECTORS



NOMINEES AND DIRECTORS
----------------------

         The Company's Bylaws permits the Board of Directors to fix the number of directors at not less than one nor more than nine.

         Three directors will be elected at the Annual Meeting. The nominees for directors will serve until the annual meeting of stockholders to be held in 2005 and until his successor is duly elected and qualified. Carl Herndon, Lawrence Tierney and Carlo Corzine currently serve as directors.

         All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

         The following persons have been nominated for election to the Board of
Directors:

         Name                       Age               Position
         ----                       ---               --------
         Carl Herndon                64               Chairman of the Board of
                                                      Directors
         Lawrence Tierney            57               Director
         Kerry D. Clemmons           59               Director

Business Experience.
-------------------

         Carl Herndon, Sr. - Mr. Herndon has been president, chief executive officer and a director of JMIH since its inception on May 19, 1998. Mr. Herndon has also served as president, chief executive officer and a director of JMI since May 15, 1998. Between 1973 and 1997, Mr. Herndon was president, chief executive officer, director and sole shareholder of Blackfin Yacht Corporation, a Fort Lauderdale, Florida based designer, manufacturer and seller of sportfishing boats. Between 1993 and 1995, Mr. Herndon was president and chief executive officer of Bertram Yacht Corporation in Miami, Florida. During Mr. Herndon's tenure as officer and director of Blackfin, Blackfin filed for Chapter 11 Bankruptcy Reorganization protection. The bankruptcy proceeding was subsequently converted to a Chapter 7 proceeding. Carl Herndon is the father of Carl Herndon, Jr., the former vice president of sales and marketing of JMI.

         Lawrence Tierney - On July 27, 2001 Mr. Tierney joined JMIH as vice president, chief financial officer and secretary. Mr. Tierney served JMIH as a director and consultant from January 1999 through his appointment as an executive officer and director. From April 1997 to July 2001, Mr. Tierney was the owner of Aamco Transmissions of Plant City, Florida. From March 1995 to March 1997, Mr. Tierney was chief financial officer of MAKO Marine International, Inc., a manufacturer of high quality offshore fishing boats. From June of 1993 to March of 1995, Mr. Tierney served as chief financial officer of Chris Craft Boats, a wholly owned subsidiary of Outboard Marine Corporation
(OMC) a full line manufacturer of power boats. From June 1991 to June 1993, Mr. Tierney held the position of chief operating officer of Chris Craft Boats. From August 1986 to June 1991, Mr. Tierney was senior vice president of finance for Chris Craft. Mr. Tierney is a certified public accountant.

         Kerry D. Clemmons - For ten years Mr. Clemons has served the American Red Cross of Greater Miami and Florida Keys in various capacities, including board member, chairman (1999-2001) and CEO (2002-2003). From 1999 through 2001 he was a consultant for Arthur Andersen in mergers and acquisitions. He also served as senior vice president of John Alden Financial Corporation from 1982 through 1990 and senior vice president of MasTec from 1998 through 1999. Mr. Clemmons holds a masters and doctorate degrees from Nova Southeastern University located in Davie, Florida.

Information Concerning the Board of Directors.
---------------------------------------------

         During the year ended July 26, 2003 the Company's Board of Directors held two meetings. Each member of the Board participated in each action of the Board.

Committees of the Board of Directors.
------------------------------------

         The Company currently does not have an Audit Committee. As of the Effective Date, however, the Audit Committee, will consist of Lawrence Tierney and Kerry D. Clemmons. The Audit Committee reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. Mr. Tierney is considered by the Company to be a "financial expert." The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Company's Board of Directors has adopted a written Charter of the Audit Committee. Kerry D. Clemmons, a proposed member of the Audit Committee, is deemed independent, as defined in the National Association of Securities Dealers' listing standards. As the Audit Committee has been recently created, it did not meet during the year ended July 26, 2003. Certain members of the Board of Directors, acting as Audit Committee, met four (4) times during fiscal year ended July 26, 2003.

         The Company does not have a formal compensation committee. The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         The Company's nominating committee consists of Carl Herndon and Lawrence Tierney. The Nominating committee recommends candidates who will be nominated as management's slate of directors at each annual meeting of stockholders. The Nominating Committee will also consider candidates for directors nominated by stockholders. A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders to be held in 2004, must notify the Secretary of the Company, in writing, no later than November 1, 2004. The written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required to be included in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares beneficially owned and a statement that such stockholder intends to nominate his candidate. A statement from the candidate must also be furnished, indicating the candidate's desire and ability to serve as a director. Adherence to these procedures is a prerequisite to a stockholder's right to nominate a candidate for director at the annual meeting.

Audit Committee Report.
----------------------

         The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process.

         Lawrence Tierney, a member of the Company's Board of Directors, acted as the Audit Committee for the year ended July 26, 2003. He does not qualify as an independent director, as defined in the Marketplace Rules of the NASDAQ Stock Market. However, at the Effective Date, Kerry D. Clemmons will begin serving on the Audit Committee and Mr. Clemmons qualifies as an independent director. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee review and assesses the adequacy of its charter on an annual basis.

         The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

         Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

         Lawrence Tierney, acting as the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No.
61, as amended, "Communication with Audit Committees."

         The Company's independent auditor also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

         Following the Audit Committee's discussions with management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-KSB for the year ended July 26, 2003.

                                                    Submitted by
                                                    certain members of
                                                    the Board of
                                                    Directors Sitting
                                                    as an Audit
                                                    Committee:

                                                    /s/ Lawrence S. Tierney
                                                    -----------------------

Report of the Board of Directors on Executive Compensation.
----------------------------------------------------------

         The following statement made by certain members of the Board of Directors, sitting as a Compensation Committee, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under either of such Acts.

         The Company does not have a formal compensation committee. The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         In determining the compensation of the Company's executive officers, the Board of Directors takes into account all factors which it considers relevant, including business conditions, in general, and in the Company's line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, the performance of the Company, in general, and the performance of the specific executive officer under consideration, including the business area of the Company for which such executive officer is responsible. In light of these factors, the Board of Directors determined that the payment of discretionary bonuses to executive officers was not appropriate for the fiscal year ended July 26, 2003.

         The Board of Directors also believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to stockholders in the success of the Company. In the future, the Board of Directors intends to make use of stock options, along with other traditional salary and bonus components of executive compensation packages, to provide incentives to attract and maintain qualified executive officers.

                                                     Submitted by certain
                                                     members of the Board of
                                                     Directors, Sitting as a
                                                     Compensation Committee:

                                                     /s/ Carl Herndon
                                                     ----------------

                                                     /s/ Lawrence S. Tierney
                                                     -----------------------


Compensation Committee and Insider Participation.
------------------------------------------------

         The current Board of Directors includes Carl Hernond and Lawrence S. Tierney, who serve as executive officers of the Company. As a result, these directors discuss and participate in deliberations of the Board of Directors on matters relating to the terms of their respective executive compensation. In this regard, a director whose executive compensation is voted upon by the Board of Directors must abstain from such vote.

Section 16(a) Beneficial Ownership Reporting Compliance.
-------------------------------------------------------

         Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended July 26, 2003, none of the Company's directors, officers, or shareholders beneficially owning more than 10% of any class of equity securities of the Company, failed to file any forms necessary under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

EXECUTIVE COMPENSATION
----------------------

Summary Compensation Table.
--------------------------

         The following table sets forth information relating to the compensation paid by the Company during the last three fiscal years to: the Company's president and chief executive officer and each of the Company's executive officers who earned more than $100,000 during any fiscal year.

                                             SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------


                                            Annual Compensation                          Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------------------


                                                                                    Awards                    Payouts
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Securities
                                                                 Other                     Under-
                                                                Annual      Restricted      Lying
                                                                Compen-       Stock       Options/       LTIP       All Other
   Name and Principal                  Salary        Bonus      sation       Award(s)       SARs       Payouts    Compensation
        Position           Year         ($)           ($)         ($)          ($)          (#)          ($)           ($)
-------------------------------------------------------------------------------------------------------------------------------
Carl Herndon, Sr. CEO      8/02-
and President              7/03    $175,000           ---         ---          ---           ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------------
                           8/01-
                           7/02    $175,000(1)        (2)         ---          ---       150,000         ---          ---
-------------------------------------------------------------------------------------------------------------------------------
                           8/00-
                           7/01    $135,424           ---         ---          ---           ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------------
Lawrence Tierney           8/02-
CFO                        7/03    $113,712           ---         ---          ---           ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------------
                           8/01-
                           7/02    $100,000(3)        (4)         ---          ---       100,000         ---          ---
-------------------------------------------------------------------------------------------------------------------------------
Carl Herndon, Jr.          8/01-
Vice President(5)          7/02    $100,000           ---         ---          ---           ---         ---          ---
-------------------------------------------------------------------------------------------------------------------------------

     (1) $8,750 of Mr. Herndon's salary has been converted into 51,471 shares of common stock valued at $.17 per share.

     (2) Value of 150,000 shares of common stock underlying options exercisable at $.10 per share issued commencing July 25, 2002. Options have been exercised.

     (3) $28,750 of Mr. Tierney's salary has been converted into 169,117 shares of common stock valued at $.17 per share.

     (4) Value of 100,000 shares of common stock underlying options exercisable at $.10 per share commencing July 25, 2002. Options have been exercised.

     (5) Carl Herndon, Jr. is no longer employed by the Company.

Stock Option and SAR Issuances

       The table below provides a summary of individual grants of stock options and SARs made during the last fiscal year to each of the named officers included in the Summary Compensation Table.

                                                OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
                                      Number of
                                      Shares of
                                     Common Stock       Percentage of
                                      Underlying        Total Options
               Name                    Options             Granted         Exercise Price        Expiration Date
--------------------------------------------------------------------------------------------------------------------
Carl Herndon, Sr.
President and CEO                           0                0                   0                     --
--------------------------------------------------------------------------------------------------------------------
Lawrence Tierney, CFO                       0                0                   0                     --
--------------------------------------------------------------------------------------------------------------------

Option Exercises and Holdings

       The table below provides a summary of each exercise of stock options or SARs during the last fiscal year by each person named in the Summary Compensation Table and the unexercised options held as of the end of the fiscal year.

                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                                                            Securities
                                                                            Underlying               Value Of
                                                                            Unexercised            Unexercised
                                                                           Options/SARs            In-The-Money
                                                                        at Fiscal Year-End          Options/SARs
                                        Shares             Value                (#)           at Fiscal Year-End ($)
                                      Acquired On        Realized          Exercisable/            Exercisable/
               Name                   Exercise (#)          ($)            Unexercisable          Unexercisable
--------------------------------------------------------------------------------------------------------------------
Carl Herndon, Sr., Director,
President and CEO                      150,000(2)        $3,000(2)         650,000/0(1)             -0-/-0-
--------------------------------------------------------------------------------------------------------------------
Lawrence Tierney, CFO                  100,000(4)        $2,000(4)         250,000/0(3)             -0-/-0-
--------------------------------------------------------------------------------------------------------------------
Carl Herndon, Jr., Vice President         None              N/A            250,000/0(5)             -0-/-0-
--------------------------------------------------------------------------------------------------------------------

(1) Mr. Herndon received options to purchase 600,000 shares of common stock during fiscal year 1999 exercisable at prices ranging from $.50 to $1.00. The exercise period of these options were extended to July 27, 2006 from November 10, 2003 during fiscal year 2001.

(2) Mr. Herndon received options to purchase 150,000 shares of common stock exercisable at $.10 per share until July 27, 2007. These options were exercised during fiscal year July 26, 2003. Fair market value of the common stock underlying the options at fiscal year end July 26, 2003 was $.12 (discounted from $.18 to reflect transfer restrictions on the common stock).

(3) Options are exercisable at prices ranging from $.50 per share to $1.00 per share until July 27, 2006. 100,000 options are exercisable at $.10 per share until July 27, 2007.

(4) Mr. Tierney received options to purchase 100,000 shares of common stock exercisable at $.10 per share until July 27, 2007. These options were exercised during fiscal year July 26, 2003. Fair market value of the common stock underlying the options at fiscal year end July 26, 2003 was $.12 (discounted from $.18 to reflect transfer restrictions on the common stock).

(5) Options are exercisable at prices ranging from $.50 per share to $1.00 per share until July 27, 2006. Carl Herndon, Jr. is no longer employed by the Company.

Securities Authorized for Issuance Under Equity Compensation Plans
------------------------------------------------------------------

         The following table provides information as of the Record Date about the Company's Common Stock that may be issued upon the exercise of options granted to employees or members of the Board of Directors under all of the Company's existing equity compensation plans.

--------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                   securities
                                                                                               remaining available
                                                                                               for future issuance
                                                                                                  under equity
                                         Number of securities                                     compensation
                                          to be issued upon      Weighted-average exercise       plans [excluding
                                             exercise of           price of outstanding       securities reflected
          Plan Category                  outstanding options             options                 in column (a)]
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
security holders                                    N/A                       N/A                               N/A
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders                  1,581,200                      $.67                              None
--------------------------------------------------------------------------------------------------------------------
Total                                         1,581,200
--------------------------------------------------------------------------------------------------------------------

Director Compensation.
---------------------

         Directors are not compensated for their services on the Board.

Employment and Consulting Agreements.
------------------------------------

         Carl Herndon, Sr., CEO. On July 27, 2001, JMIH entered into a new five-year employment agreement with Mr. Herndon with two one year renewal options. The agreement obligates Mr. Herndon to devote all his time to supervising, designing and manufacturing boats as president and chief executive officer of the Company. Mr. Herndon will earn an initial base salary of $175,000 per year. Such base salary shall automatically increase by five percent each year unless additional increases are authorized. Mr. Herndon's shall also receive, as additional compensation a bonus based on the Company's pre tax profit. The terms of the employment agreement included an extension of the term of Mr. Herndon's options to purchase 600,000 shares of common stock of the Company at prices between $.50 and $1.00 per share from November 10, 2003 to July 26, 2006. In addition, the vesting of such options was accelerated from vesting equally over the original five year term to immediate vesting. The employment agreement includes non-compete and confidentiality provisions.

         Lawrence Tierney, CFO. On July 27, 2001, JMIH entered into a five-year employment agreement with Lawrence Tierney with two one-year renewal options. The agreement obligates Mr. Tierney to devote all his time to supervising the financial and administrative functions of the Company's as vice president and chief financial officer. Mr. Tierney will earn an initial base salary of $100,000 per year. Such base salary shall automatically increase by five percent each year unless additional increases are authorized. Mr. Tierney shall also receive, as additional compensation a bonus based on the Company's pre tax profit. The employment agreement also entitles Mr. Tierney to an aggregate of options to purchase 250,000 shares of common stock of the Company at prices between $.50 and $1.00 per share over a period of five years from July 27, 2001. The employment agreement includes non-compete and confidentiality provisions.

Certain Relationships and Related Transactions
----------------------------------------------

         Mr. Herndon personally owns the Company's manufacturing facility in Port Everglades, Florida. On July 27, 2001, the Company entered into a new lease agreement with Mr. Herndon in which the Company leases the manufacturing facility for a period of five years at $5.37 per square foot or $14,383 per month. The Company believes that the lease agreement between the Company and Mr. Herndon was consummated on terms no less favorable than with an unrelated party. On October 1, 2001, the Company negotiated a two year option with Mr. Herndon to purchase the property. The option has expired.

Credit Line

         During November 2001 the Company negotiated a $250,000 revolving line of credit with a financial institution which expired November 2002 and was subsequently extended through February 2004 and increased to $500,000. The note on the line of credit bears interest at the financial institution index rate plus 2% (6% at July 26, 2003). The note is collateralized by all of the Company's assets and is personally guaranteed by Carl Herndon, president of the Company. In consideration for providing a personal guarantee on the renewed note, Mr. Herndon received 650,000 shares of common stock. The Company believes the compensation paid to Mr. Herndon was on terms equal to, or better than, terms that could have been obtained from an independent third party.

Purchase of Note from Triton

         On November 21, 2002 Triton sold a $350,000 Promissory Note issued by the Company in January 1998 to Carl Herndon and Lawrence Tierney. The Note was only sold to Messrs. Herndon and Tierney after the Company was unable to satisfy payment of the Note, despite seeking financing from unrelated third parties on the same or similar terms. In connection with the purchase of the Note, Herndon and Tierney have extended the term of the Note through February 14, 2004. Further, and pursuant to the terms of the Note, Herndon and Tierney received an aggregate of 1,808,098 shares of the Company's common stock which would otherwise have been issued to Triton pursuant to the Note and 500,000 shares of the Company common stock held by Triton.

         Herndon and Tierney paid Triton $400,000 (the "Purchase Price") payable in the amount of $150,000 cash and a Secured Promissory Note in the principal amount of $250,000. The Secured Promissory Note is secured by a first mortgage on real estate owned by Mr. Herndon and leased to the Company.

         In consideration for delivery of the Purchase Price, Triton transferred and assigned to Herndon (1) all right, title and interest under the Security Agreement by and between the Company and Triton; (2) and all right, title and interest under the Management Agreement dated January 1999. Mr. Herndon has cancelled the Management Agreement and forgiven all outstanding fees and obligations due under the Management Agreement.















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
                                   Proposal 2

    PROPOSAL TO RATIFY THE APPOINTMENT OF SPICER, JEFFRIES LLP AS INDEPENDENT
                            AUDITORS OF THE COMPANY

         Pursuant to a written consent, a majority of the Company's stockholders ratified the Board of Directors' engagement of Spicer, Jeffries LLP for the fiscal year ending July 31, 2004. The Company's auditor for the fiscal year ended July 26, 2003 was Spicer, Jeffries LLP.

Fees to Auditors.
----------------

         Audit Fees: The aggregate fees, including expenses, billed by Spicer, Jeffries LLP in connection with the audit of the Company's consolidated financial statements for the most recent fiscal year and for the review of the Company's financial information included in its Annual Report on Form 10-KSB; and its quarterly reports on Form 10-QSB during the fiscal year ending July 26, 2003 was $18,000.

         Financial Information Systems Design and Implementation Fees. The aggregate fees, including expenses, billed by Spicer, Jeffries LLP for financial information systems design and implementation (professional services described under Paragraph (c)(4)(ii) of Regulation S-X) during year 2003 were $-0-.

         All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by Spicer, Jeffries LLP during year 2003 was $-0-.

         The Audit Committee has considered whether the provisions of the services covered above under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the auditor's independence.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2005 must be received by the Company no later than November 1, 2004, in order to have them included in the information statement and form of information statement relating to that meeting.

                              ACCOMPANYING REPORTS

         The Company's Annual Report on Form 10-KSB, including audited consolidated financial statements as at and for the years ended July 26, 2003 and July 27, 2002 and the Company's Quarterly Report on Form 10-QSB for the period ended November 1, 2003, accompany this information statement.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/  Carl Herndon
                               -----------------
                               Carl Herndon, Chairman of the Board of Directors






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